UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2013

AMERICAN RESTAURANT CONCEPTS, INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-54226 (Commission File Number)	59-3649554 (IRS Employer Identification No.)

1405 West Pinhook Road, Suite 102 Lafayette, Louisiana (Address of principal executive offices)	70503 (Zip Code)

Registrant’s telephone number, including area code: (904) 741-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

On September 12, 2013, American Restaurant Concepts, Inc. (the “Company”) issued a press release announcing that it will be holding a special meeting of stockholders to consider and vote on a proposal to grant the Company’s board of directors with the discretionary authority to effect a reverse stock split of the Company’s common stock within an approved range. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information and Where to Find It

This report may be deemed solicitation material in respect of the proposed reverse stock split by the Company. In connection with the proposed reverse stock split, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”). The Company will file with the SEC and furnish to the Company’s stockholders a definitive proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REVERSE STOCK SPLIT. The Company’s stockholders may obtain a free copy of documents filed with the SEC at the SEC’s website at www.sec.gov or by directing a request to: American Restaurant Concepts, Inc., 1405 West Pinhook Road, Suite 102, Lafayette, LA 70503, Attn: Investor Relations, (904) 741-5500.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed reverse stock split. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the proposed reverse stock split can be found in the preliminary proxy statement and, when it becomes available, the definitive proxy statement relating to the special meeting. Stockholders of the Company can find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2012 and the Company’s other filings with the SEC.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and are intended to be covered by the safe harbor created thereby. All statements other than statements of historical fact contained herein, including, without limitation, statements regarding the Company’s future financial position, business strategy, budgets, projected revenues and costs, and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation thereon or similar terminology or expressions. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from results proposed in such statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can provide no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to: (i) the approval of the reverse stock split by the Company’s stockholders, (ii) the decision by the Company’s board of directors to implement the reverse stock split, (iii) the ratio of the reverse stock split chosen by the Company’s board of directors, and (iv) the effect that the reverse stock split will have on the price of the Company’s shares of common stock. Additional factors that could cause actual results to differ materially from the Company’s expectations are set forth in the Company’s Annual Report on Form 10-K for the year ended December 30, 2012 and its other filings and submissions with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated September 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RESTAURANT CONCEPTS, INC.

Dated: September 12, 2013	By:	/s/ Richard W. Akam
Richard W. Akam Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 12, 2013